UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 10, 2018

SCIENTIFIC GAMES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-13063	81-0422894
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Scientific Games Corporation
6601 Bermuda Road, Las Vegas, NV 89119
(Address of principal executive offices)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreement and Plan of Merger

As further described below, Scientific Games Corporation, a Delaware corporation (the “Predecessor Registrant”), merged with and into its wholly owned subsidiary, SG Nevada Merger Company, a Nevada corporation (the “Company”), on January 10, 2018, pursuant to an Agreement and Plan of Merger, dated as of September 18, 2017 (the “Reincorporation Merger Agreement”), with the Company continuing as the surviving corporation (the “Reincorporation Merger”). At 12:00 p.m., Eastern Time, on January 10, 2018, the effective time of the Reincorporation Merger (the “Effective Time”), the Company was renamed “Scientific Games Corporation” and succeeded to the assets, continued the business and assumed the rights and obligations of the Predecessor Registrant immediately prior to the Reincorporation Merger. As previously disclosed, the Reincorporation Merger Agreement was adopted by the holders of Predecessor Common Stock (as defined below) at a Special Meeting of the stockholders of the Predecessor Registrant held on November 27, 2017.

At the Effective Time, pursuant to the Reincorporation Merger Agreement, each outstanding share of Class A common stock, par value $0.01 per share, of the Predecessor Registrant (the “Predecessor Common Stock”) automatically converted into one fully paid and non-assessable share of common stock, par value $0.001 per share of the Company (the “Common Stock”). Similar to the shares of Predecessor Common Stock prior to the Reincorporation Merger, the shares of Common Stock now trade on the NASDAQ Stock Exchange (“NASDAQ”) under the symbol “SGMS”. Each outstanding certificate representing shares of Predecessor Common Stock automatically represents, without any action of the Predecessor Registrant’s stockholders, the same number of shares of Common Stock. The Predecessor Registrant’s stockholders do not need to exchange their stock certificates as a result of the Reincorporation Merger.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose events required to be disclosed on Form 8-K with respect to the Predecessor Registrant prior to the Effective Time and the Company as of the Effective Time. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Common Stock of the Company, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

The description of the Reincorporation Merger and the Reincorporation Merger Agreement contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Reincorporation Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Predecessor Registrant with the U.S. Securities and Exchange Commission (the “SEC”) on September 18, 2017 and is incorporated herein by reference.

Amended and Restated Rights Agreement

On January 10, 2018, the Company entered into an amendment and restatement of the Rights Agreement dated as of June 19, 2017 between the Predecessor Registrant and American Stock Transfer & Trust Company, LLC, as the Rights Agent (as amended and restated, the “Amended and Restated Rights Agreement”). The Amended and Restated Rights Agreement makes such changes as were necessary to reflect the reincorporation of the Predecessor Registrant to Nevada pursuant to the Reincorporation Merger and does not adversely affect the interests of the holders of the rights. Following the effectiveness of the Charter (as defined below), the Certificate of Designation of Series A Junior Participating Preferred Stock (the “Certificate of Designation”) establishing the preferred stock to be acquired pursuant to the Amended and Restated Rights Agreement was filed with the Office of the Secretary of State of the State of Nevada.

The description of the Amended and Restated Rights Agreement and the Certificate of Designation contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Amended and Restated Rights Agreement and the Certificate of Designation, which are attached hereto as Exhibits 4.3 and 3.5, respectively, and incorporated into this Item 1.01 by reference.

Supplemental Indentures

On January 10, 2018, in connection with the Reincorporation Merger, the Company entered into supplemental indentures to each of (i) the Indenture, dated as of August 20, 2012, as amended and supplemented (the “2020 Indenture”), relating to the 6.250% Senior Subordinated Notes due 2020 among Scientific Games International, Inc., a Delaware corporation, (“SG International”), the Predecessor Registrant, the Guarantors (as defined in the 2020 Indenture) and Deutsche Bank Trust Company Americas, as successor trustee (the “2020 Supplemental Indenture”), (ii) the Indenture, dated as of June 4, 2014, as amended and supplemented (the “2021 Indenture”), relating to the 6.625% Senior Subordinated Notes due 2021 among SG International, the Predecessor Registrant, the Guarantors (as defined in the 2021 Indenture) and Deutsche Bank Trust Company Americas, as trustee (the “2021 Supplemental Indenture”), (iii) the Indenture, dated as of November 21, 2014, as amended and supplemented, relating to the 7.000% Senior Secured Notes due 2022 among SGMS Escrow Corp. (as predecessor issuer to SG International) and Deutsche Bank Trust Company Americas, as trustee and collateral agent (the “2022 Secured Supplemental Indenture”) and (iv) the Indenture, dated as of November 21, 2014, as amended and supplemented, relating to the 10.000% Senior Unsecured Notes due 2022 among SGMS Escrow Corp. (as predecessor issuer to SG International) and Deutsche Bank Trust Company Americas, as trustee (the “2022 Unsecured Supplemental Indenture” and together with the 2020 Supplemental Indenture, 2021 Supplemental Indenture and 2022 Secured Supplemental Indenture, the “Supplemental Indentures”). Pursuant to the Supplemental Indentures, the Company assumed all of the obligations of the Predecessor Registrant under the indentures and became a guarantor.

The description of the Supplemental Indentures contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Supplemental Indentures, which are attached hereto as Exhibits 4.4, 4.5, 4.6 and 4.7 and incorporated into this Item 1.01 by reference.

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Reincorporation Merger Agreement, as of the Effective Time, the Predecessor Registrant was merged with and into the Company, with the Company continuing as the surviving corporation. The Reincorporation Merger was consummated by the filing of articles of merger, effective as of 12:00 p.m., Eastern Time, on January 10, 2018 (the “Articles of Merger”), with the Secretary of State of the State of Nevada and a certificate of merger, effective as of 8:17 a.m., Eastern Time, on January 10, 2018 (the “Certificate of Merger”), with the Secretary of State of the State of Delaware. Copies of the Articles of Merger and the Certificate of Merger are attached hereto as Exhibits 3.3 and 3.4, respectively, and are each incorporated herein by reference.

The information included under Items 1.01, 3.03 and 5.03 of this Current Report on Form 8-K are incorporated into this Item 2.01 by reference.

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

As a result of the Reincorporation Merger, as of January 10, 2018, the Company assumed and succeeded to by operation of law all of the prior debts, liabilities, obligations and duties of the Predecessor Registrant, and such debts, liabilities, obligations and duties may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such debts, liabilities, obligations and duties. In addition, the Predecessor Registrant’s guarantee under the Credit Agreement, dated as of October 18, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, including without limitation, by that certain Amendment No. 1, dated as of October 1, 2014, that certain Amendment No. 2, dated as of February 14, 2017 and that certain Amendment No. 3, dated as of August 14, 2017), by and among the Predecessor Registrant, Scientific Games International, Inc., and the several banks and other financial institutions party thereto, was assumed by the Company pursuant to the terms of such agreement. For more information concerning these debts, liabilities, obligations and duties, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2016, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 and Current Reports on Form 8-K filed prior to the date hereof.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 3.03 - MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As previously disclosed, the Reincorporation Merger Agreement was adopted by the holders of Predecessor Common Stock at a Special Meeting of the stockholders of the Predecessor Registrant held on November 27, 2017.

As of the Effective Time, pursuant to the Reincorporation Merger Agreement, each outstanding share of Predecessor Common Stock automatically converted into one share of Common Stock. The Common Stock is subject to certain ownership limitations and transfer restrictions as described below.

Similar to the shares of Predecessor Common Stock prior to the Reincorporation Merger, the shares of Common Stock now trade on NASDAQ under the symbol “SGMS”.

As a result of the Reincorporation Merger, as of the Effective Time, the rights of the holders of the Common Stock are governed by the Company’s Amended and Restated Articles of Incorporation (the “Charter”) and the Company’s Amended and Restated Bylaws (the “Bylaws”).

The description of the Common Stock contained in this Item 3.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the description of the Common Stock contained in the “Description of Scientific Games Corporation Common Stock” attached hereto as Exhibit 4.1 and incorporated herein by reference. In addition, the foregoing description of the Common Stock is qualified in its entirety by reference to the Charter and the Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

The information included under Items 1.01 and 2.01 of this Current Report on Form 8-K is also incorporated into this Item 3.03 by reference.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Directors and Officers

The board of directors and executive officers of the Predecessor Registrant immediately prior to the Reincorporation Merger became the board of directors and executive officers, respectively, of the Company immediately following the Reincorporation Merger, and each director and executive officer has continued his or her directorship or employment, as the case may be, with the Company under the same terms and position or positions as his or her directorship or employment with the Predecessor Registrant immediately prior to the Effective Time. The Company’s directors will be subject to re-election in accordance with the Charter and the Bylaws. In addition, the standing committees of the board of directors of the Company (Audit, Compensation, Nominating and Corporate Governance, Compliance and Executive & Finance) will consist of the same standing committees of the board of directors of the Predecessor Registrant, and the membership of each committee remains unchanged.

Assumption of Equity Compensation Plans and Awards and Other Compensation and Benefit Arrangements

As a result of the Reincorporation Merger, as of the Effective Time, the Company assumed the Predecessor Registrant’s equity incentive plans, including the Scientific Games Corporation 2016 Employee Stock Purchase Plan, the Scientific Games Corporation 2003 Incentive Compensation Plan, as amended and restated, the 1995 Equity Incentive Plan, as amended and the Inducement Equity Award Agreements for each of Michael Gavin Isaacs and Kevin Sheehan  (collectively, the “Plans”), and all award agreements evidencing an award granted under one of the Plans (collectively, the “Award Agreements”). As of the Effective Time, each outstanding equity-based award with respect to shares of Predecessor Common Stock granted pursuant to the Plans was converted into a corresponding equity-based award with respect to the same number of shares of Common Stock, in each case, in accordance with the terms of the applicable Plan and Award Agreement and subject to the same terms and conditions applicable to such award prior to the conversion.

The Predecessor Registrant maintained a number of compensation and benefit plans, agreements, policies and other arrangements for its directors, officers and employees. None of these plans, agreements, policies or other arrangements were materially affected by the Reincorporation Merger and the Company assumed any and all of the Predecessor Registrant’s existing obligations under each such plan, agreement, policy and other arrangement by operation of law in the Reincorporation Merger. None of the Company’s directors, officers or employees received any additional or special compensation (either in the form of cash, deferred compensation or equity awards) as a result of the Reincorporation Merger.

For more information concerning the Plans, Award Agreements and other compensation and benefit plans, agreements, policies and other arrangements, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2016, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, Definitive Proxy Statement filed May 1, 2017 and Current Reports on Form 8-K filed since the prior fiscal year end.

ITEM 5.03 - AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The Company’s Charter and Bylaws became effective at the Effective Time. At the Effective Time, the Company’s Charter and Bylaws included amendments to change the Company’s name from “SG Nevada Merger Company” to “Scientific Games Corporation”. Following the effectiveness of the Charter, the Certificate of Designation was filed with the Office of the Secretary of State of Nevada.

The description contained in this Item 5.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, Bylaws and the Certificate of Designation, each of which reflects such name change and are attached hereto as Exhibits 3.1, 3.2 and 3.5, respectively, and incorporated herein by reference.

The information included under Item 2.01 of this Current Report on Form 8-K is also incorporated into this Item 5.03 by reference.

ITEM 8.01 - OTHER EVENTS

Press Release

On January 10, 2018, the Company issued a press release, announcing the completion of the Reincorporation Merger, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Financial Data

In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents and amounts generally described as restricted cash or restricted cash equivalents. As a result, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. At the beginning of first quarter 2017, the Predecessor Registrant adopted this guidance which was retrospectively applied. The adoption of this guidance resulted in the following changes:

	For the Years Ended
($, in millions)	December 31, 2016			December 31, 2015			December 31, 2014
		ASU 2016-18			ASU 2016-18			ASU 2016-18
	As Reported	Impact	Revised	As Reported	Impact	Revised	As Reported	Impact	Revised
Business acquisitions, net of cash and restricted cash acquired	–	–	–	–	–	–	(3,140.6)	32.7	(3,107.9)
Net cash used in investing activities (1)	(231.7)	3.7	(228.0)	(263.8)	(5.9)	(269.7)	(3,332.9)	33.1	(3,299.8)
(Decrease) increase in cash, cash equivalents and restricted cash	(13.6)	3.7	(9.9)	(43.1)	(5.9)	(49.0)	18.1	33.1	51.2
Cash, cash equivalents and restricted cash beginning of period	128.7	38.1	166.8	171.8	44.0	215.8	153.7	10.9	164.6
Cash, cash equivalents and restricted cash end of period	115.1	41.8	156.9	128.7	38.1	166.8	171.8	44.0	215.8

     (1) Restricted cash line item for the years ended December 31, 2016, 2015 and 2014 includes retrospective adjustments of $3.7 million, $(5.9) million, and $0.4 million, respectively.

      In March 2016, the FASB issued ASU No. 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting. The amended guidance simplified several aspects of accounting for share-based payment award transactions, including income tax consequences, accounting for forfeitures, classification of awards as either equity or liabilities and classification in the statement of cash flows. ASU 2016-09 has separate transition guidance for each element of the new standard. The Predecessor Registrant adopted the guidance at the beginning of the first quarter of 2017. The adoption of this guidance did not result in a net cumulative-effect adjustment to accumulated loss, as the previously unrecognized excess tax benefit of $10.1 million was fully offset by an increase in the valuation allowance as of December 31, 2016.  The adoption of this guidance had no material impact on accounting measurements, financial statements or disclosures within the Predecessor Registrant’s previously issued consolidated financial statements.

The associated impact of the retrospective adoption of the above ASU No. 2016-18, adoption of ASU No. 2016-09 and common stock par value conversion from par value of $0.01 per share for the Predecessor Common Stock to $0.001 per share for the Common Stock pursuant to the Reincorporation Merger Agreement discussed in Item 1.01 above, have not been reflected in the most recent annual report on Form 10-K as these changes primarily focused on presentation within the consolidated financial statements and did not materially affect accounting measurements or the information previously filed.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of September 18, 2017 by and between Scientific Games Corporation and SG Nevada Merger Company (incorporated by reference to Exhibit 2.1 to the Predecessor Registrant’s Current Report on Form 8-K as filed with the SEC on September 18, 2017)

3.1	Amended and Restated Articles of Incorporation of Scientific Games Corporation

3.2	Amended and Restated Bylaws of Scientific Games Corporation

3.3	Articles of Merger, effective as of January 10, 2018

3.4	Certificate of Merger, effective as of January 10, 2018

3.5	Certificate of Designation of Series A Junior Participating Preferred Stock

4.1	Description of Scientific Games Corporation Common Stock

4.2	Form of Scientific Games Corporation Common Stock Certificate

4.3
Amended and Restated Rights Agreement, dated as of January 10, 2018, between Scientific Games Corporation and American Stock Transfer & Trust Company, LLC which includes the Form of Certificate of Designation of Series A Junior Participating Preferred Stock of Scientific Games Corporation as Exhibit A, the Form of Right Certificate as Exhibit B, the Summary of Rights to Purchase Shares of Preferred Stock of Scientific Games as Exhibit C and a the Form of Consent to Jurisdiction as Exhibit D

4.4
Supplemental Indenture, dated as of January 10, 2018, by and among Scientific Games International, Inc., the subsidiary guarantors party thereto, Scientific Games Corporation and Deutsche Bank Trust Company Americas, as successor trustee, relating to the Indenture, dated as of August 20, 2012, as amended and supplemented, relating to the 6.250% Senior Subordinated Notes due 2020

4.5
Supplemental Indenture, dated as of January 10, 2018, by and among Scientific Games International, Inc., the subsidiary guarantors party thereto, Scientific Games Corporation and Deutsche Bank Trust Company Americas, as trustee, relating to the Indenture, dated as of June 4, 2014, as amended and supplemented, relating to the 6.625% Senior Subordinated Notes due 2021

4.6
Supplemental Indenture, dated as of January 10, 2018, by and among Scientific Games International, Inc., the subsidiary guarantors party thereto, Scientific Games Corporation and Deutsche Bank Trust Company Americas, as trustee and collateral agent, relating to the Indenture, dated as of November 21, 2014, as amended and supplemented, relating to the 7.000% Senior Secured Notes due 2022

4.7
Supplemental Indenture, dated as of January 10, 2018, by and among Scientific Games International, Inc., the subsidiary guarantors party thereto, Scientific Games Corporation and Deutsche Bank Trust Company Americas, as trustee, relating to the Indenture, dated as of November 21, 2014, as amended and supplemented, relating to the 10.000% Senior Unsecured Notes due 2022

99.1	Press Release, dated as of January 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ Michael A. Quartieri
	Name:	Michael A. Quartieri
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

Date:  January 10, 2018